Exhibit 8.1

NTTDoCoMo, Inc.

List of Subsidiaries

SUBSIDIARIES OF REGISTRANT

Name	Jurisdiction of Incorporation
NTT DoCoMo Hokkaido, Inc.	Japan
NTT DoCoMo Tohoku, Inc.	Japan
NTT DoCoMo Tokai, Inc.	Japan
NTT DoCoMo Hokuriku, Inc.	Japan
NTT DoCoMo Kansai, Inc.	Japan
NTT DoCoMo Chugoku, Inc.	Japan
NTT DoCoMo Shikoku, Inc.	Japan
NTT DoCoMo Kyushu, Inc.	Japan
DoCoMo Service Inc.	Japan
DoCoMo Engineering Inc.	Japan
DoCoMo Mobile Inc.	Japan
DoCoMo Support Inc.	Japan
DoCoMo Systems, Inc.	Japan
DoCoMo Sentsu, Inc.	Japan
DoCoMo Technology, Inc.	Japan
DoCoMo Service Hokkaido Inc.	Japan
DoCoMo Service Tohoku Inc.	Japan
DoCoMo Service Tokai Inc.	Japan
DoCoMo Service Hokuriku Inc.	Japan
DoCoMo Service Kansai, Inc.	Japan
DoCoMo Service Chugoku, Inc.	Japan
DoCoMo Service Shikoku Inc.	Japan
DoCoMo Service Kyushu Inc.	Japan
DoCoMo Engineering Hokkaido Inc.	Japan
DoCoMo Engineering Tohoku Inc.	Japan
DoCoMo Engineering Tokai Inc.	Japan
DoCoMo Engineering Hokuriku Inc.	Japan
DoCoMo Engineering Kansai, Inc.	Japan
DoCoMo Engineering Chugoku, Inc.	Japan
DoCoMo Engineering Shikoku Inc.	Japan
DoCoMo Engineering Kyushu Inc.	Japan

Name	Jurisdiction of Incorporation
DoCoMo Mobile Hokkaido, Inc.	Japan
DoCoMo Mobile Tokai Inc.	Japan
DoCoMo Mobilemedia Kansai, Inc.	Japan
DoCoMo Mobile Chugoku, Inc.	Japan
DoCoMo i Kyushu Inc.	Japan
e Engineering Inc.	Japan
e Engineering Tokai Inc.	Japan
e Engineering Kansai, Inc.	Japan
e Engineering Kyushu Inc.	Japan
D2 Communications Inc.	Japan
DoCoMo.com, Inc	Japan
DoCoMo Machine Com, Inc.	Japan
Trinotes, Inc.	Japan
Business Expert Inc.	Japan
Business expert Tokai Inc.	Japan
Business Expert Kansai, Inc.	Japan
Business Expert Kyushu, Inc.	Japan
Mobimagic Co., Ltd.	Japan
DoCoMo Tametan, Inc.	Japan
Double square Inc.	Japan
DCM Investment Inc.	United States of America
DoCoMo Communications Laboratories Europe GmbH	Germany
DoCoMo Communications Laboratories USA, Inc.	United States of America
DoCoMo Beijing Communications Laboratories Co., Ltd.	China
DoCoMo Europe (France) S.A.S.	France
DoCoMo Europe Limited	United Kingdom
DoCoMo i-mode Europe B.V.	The Netherlands
NTT DoCoMo Telecomunicações do Brasil Limitada	Brazil
NTT DoCoMo USA, Inc.	United States of America
Brilliant Design Limited	British Virgin Islands
DCM Capital 3G HKG (UK) Limited	United Kingdom
DCM Capital HKG (UK) Limited	United Kingdom
DCM Capital LDN (UK) Limited	United Kingdom
DCM Capital NL (UK) Limited	United Kingdom
DCM Capital TWN (UK) Limited	United Kingdom
DCM Capital USA (UK) Limited	United Kingdom
HTCL Holdings limited	Hong Kong
Lugton Limited	British Virgin Islands
Taiwan DoCoMo Limited	Republic of China
Tecworld Limited	British Virgin Islands

As of March 31, 2004

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